UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

Stratum Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Celebration Blvd., 2nd Floor, Celebration, FL	34747
(Address of principal executive offices)	(Zip Code)

(321) 250-1799
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SRTM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

As previously disclosed, on September 15, 2026, Stratum Holdings Corp. (formerly La Rosa Holdings Corp.), a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which the Company issued to the Investor 200 shares (the “Initial Shares”) of the Company’s Series E Convertible Preferred Stock, par value $0.0001 per share (“Series E Preferred Stock”), for a purchase price of $1,000 per share (the “Stated Value”). The Purchase Agreement also provides that the Investor has the option, subject to the conditions set forth in the Purchase Agreement, to cause the Company to issue and sell additional shares of Series E Preferred Stock at one or more additional closings (the “Additional Closings”) at the Stated Value.

On October 26, 2026, the parties completed an Additional Closing, pursuant to which the Company issued 200 shares (the “Additional Shares”) of Series E Preferred Stock to the Investor for gross proceeds of $200,000.

The Company issued the Additional Shares to the Investor pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, available to the Company under Rule 506(b) under Regulation D promulgated thereunder.

The foregoing summary of the Series E Preferred Stock and the Purchase Agreement is qualified in its entirety by reference to the full text of the Certificate of Designation of Series E Convertible Preferred Stock and the Purchase Agreement, copies of which are filed as Exhibits 3.1 and 10.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Designation of Series E Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Amendment No. 1 to the Current Report on Form 8-K/A filed on July 16, 2026)
10.1	Form of Securities Purchase Agreement, dated September 15, 2026, between Stratum Holdings Corp. and the Investor named therein (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on September 16, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2026	STRATUM HOLDINGS CORP.

/s/ Nicholas Adler
	Name:	Nicholas Adler
	Title:	Chief Executive Officer

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